Exhibit 99.2

Fourth Qu6rter & Full Ye6r 2024 E6rfiifigs Rele6se Copyright 2025. All rights reserved. NASDAQ: ONDS | March 12, 2025

Nasdaq: ONDS This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Holdings Inc . (“Ondas” or the “Company”) cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law . Also, this presentation contains certain non - GAAP financial measures . For a description of these non - GAAP financial measures, including reconciliations to the most comparable measure under GAAP, see the Appendix to this presentation . Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . 2 Discl6imer

ONDAS Holdings Inc.
Nasdaq: ONDS

Leadership Team



ONDAS Holdings Inc.

Eric Brock

CHAIRMAN & CEO

Eric is an entrepreneur with over 25 years of management and investing experience.



ONDAS Holdings Inc.

Neil Laird

INTERIM CFO,
TREASURER & SECRETARY

Neil is an experienced financial executive with over 25 years in the technology sector.



ONDAS AUTONOMOUS SYSTEMS

Oshri Lugassi

Co-CEO

Oshri is a defense and technology leader with decades of experience in autonomous systems, global business development, and military command.



ONDAS NETWORKS

Markus Nottelmann

CEO

Markus has extensive experience introducing new technologies into railroad markets, holding leadership roles in finance and operations across multiple companies.



ONDAS AUTONOMOUS SYSTEMS

Meir Kliner

PRESIDENT

Meir is an entrepreneur with over 20 years of proven track record in aerospace development and manufacturing.

3

Nasdaq: ONDS Agefid6 4 • Introduction • Financial Review • Business Update • Ondas Networks • Ondas Autonomous Systems (OAS) • Closing Remarks • Q&A

ONDAS Holdings Inc.
Nasdaq: ONDS

2024 Review

A Year of Momentum and Strategic Progress

Ondas Autonomous Systems

- Entered the Defense market with Optimus & Iron Drone
- Captured two PORs with major military in Middle East
- Positioned Iron Drone to define low kinetic CUAS category
- Advanced operational plan to support growth
- Exited year with $10.0 million backlog, positioning OAS for at least $20 million in expected 2025 revenues

Ondas Networks

- Advanced dot16 roadmap and ecosystem with Railroads for 900 MHz and beyond (e.g., Amtrak 220 MHz and NGHE 450 MHz)

Ondas Holdings

- Fortified capital position by raising $35 million in Q4 2024
- Exited year positioned for expected revenue growth to $25 million in 2025


AIROBOTICS
IRON DRONE

5

ONDAS Holdings Inc.
Nasdaq: ONDS

Outlook for 2025

Positioned for a Record Year

Drive Growth with Existing Programs and Customers

→ Execute and expand existing programs

Further Expansion Through New Customer Programs

→ Secure new military customers; execute US pipeline

Continue Investments to Scale Operations

→ Palantir Foundry partnership to help scale supply chain & sustainment

Further Build Strategic Value at Ondas Networks

→ Broaden customer and partner engagement


AIROBOTICS
IRON DRONE

6

ONDAS Holdings Inc.
Nasdaq: ONDS

Palantir Partnership

Palantir Foundry to help scale OAS operating platform in support of revenue ramp

- **What:** Ondas has partnered with Palantir Technologies to integrate the Palantir Foundry platform into its operations, enhancing its autonomous drone platforms.
- **Why:** The partnership aims to unify data and streamline operations, enabling scalable adoption of Ondas' Optimus System and Iron Drone Raider globally.
- **Benefits:** Foundry's AI-driven insights will optimize supply chain, production workflows, and customer engagement, delivering superior value to commercial and military clients.

Palantir


FORECAST
PREDICTS
INVENTORY
FILLS
TRANSACTION
ROBOT
OPERATES
SMART FACTORY
SUPPLIES
STORE
DELIVERS
TRUCK
ASSEMBLES
MANUFACTURERS
DELIVERS
PRODUCT

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ONDAS Holdings Inc.
Nasdaq: ONDS

Financial Review

Q4 2024

SELECT P&L DATA	Three Months Ended December 31,	
(Unaudited)	**2024**	**2023**
Revenues, net	$ 4,129,042	$ 4,961,285
Cost of goods sold	3,245,542	3,233,661
Gross profit	883,500	1,727,624
Total operating expenses	9,401,304	14,373,559
Operating Loss	$ (8,517,804)	$ (12,645,935)
Net Loss	$ (10,335,669)	$ (14,138,774)
SUPPLEMENTAL INFO:		
Depreciation expense	177,667	196,209
Amortization of intangible assets	1,058,707	1,043,501
Stock-based compensation	276,502	411,048
Interest Expense / Other	1,817,865	1,492,839
Impairment of long-term equity investment	-	1,500,000
Impairment of right of use asset and leasehold improvements	-	2,511,305
Total	3,330,741	7,154,902
Cash Operating Expenses	**$ 7,888,428**	**$ 8,711,496**
Adjusted EBITDA[(1)]	**$ (7,004,928)**	**$ (6,983,872)**

(1) See the "Non-GAAP Financial Measures" section in the Appendix.

KEY FINANCIAL INSIGHTS:

- P&L reflects early stage of initial platform adoption for Ondas Networks and OAS
- Gross margin lower on product / services mix; expected to remain variable
- OPEX improvement driven by strong expense controls and lower non-cash charges
- Decline in recurring cash operating expenses due to strong cost controls despite expanded business activity
- Adjusted EBITDA loss flat year-over-year

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ONDAS Holdings Inc.
Nasdaq: ONDS

Financial Review

FY 2024

SELECT P&L DATA *(Unaudited)*	Twelve Months Ended December 31, 2024	2023
Revenues, net	$ 7,192,694	$ 15,691,430
Cost of goods sold	6,847,511	9,310,256
Gross profit	345,183	6,381,174
Total operating expenses	34,954,487	46,110,474
Operating Loss	$ (34,609,304)	$ (39,729,300)
Net Loss	$ (38,007,757)	$ (44,844,872)
SUPPLEMENTAL INFO:		
Depreciation expense	602,304	844,833
Amortization of intangible assets	4,220,436	4,147,092
Stock-based compensation	1,265,185	1,047,398
Interest Expense / Other	3,398,453	5,115,572
Impairment of long-term equity investment	-	1,500,000
Impairment of right of use asset and leasehold improvements	-	2,511,305
Total	9,486,378	15,166,200
Cash Operating Expenses	**$ 28,866,562**	**$ 36,059,846**
Adjusted EBITDA[1]	**$ (28,521,379)**	**$ (29,678,672)**

(1) See the "Non-GAAP Financial Measures" section in the Appendix.

KEY FINANCIAL INSIGHTS:

- Revenue results due to
  - War disruptions at OAS
  - Extended timelines at Ondas Networks
- OPEX improvement driven by expense controls and lower non-cash charges
- Recurring cash operating expenses reduced due to restructuring benefits in early 2024 and strong cost controls
- Adjusted EBITDA loss improved modestly despite levels of revenue and expanded business operations

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Nasdaq: ONDS KEY FINANCIAL INSIGHTS: 10 10 • Cash balance of $30.0 million • Operating cash burn includes working capital investment of $4.8 million • Cash provided by financing includes: • $35.3 million net proceeds raised during Q4 including $28.3 million at Ondas Holdings (convertible notes), and $7.0 million net proceeds at Ondas Networks and OAS ( convertible notes) • $14.9 million aggregated net proceeds raised earlier in the year at Ondas Holdings and Ondas Networks Fifi6fici6l Review FY 2024 Year Ended December 31, SELECT CASH FLOW DATA 2023 2024 (Unaudited) $ (34,019,519) $ (33,469,623) Net cash used in operating activities 536,273 (1,731,676) Net cash provided by (used in) investing activities 18,730,150 50,178,620 Net cash provided by financing activities (14,753,096) 14,977,321 Increase (decrease) in cash 29,775,096 15,022,000 Cash, cash equivalents, and restricted cash, beginning of period $ 15,022,000 $ 29,999,321 Cash, cash equivalents, and restricted cash, end of period

Nasdaq: ONDS KEY FINANCIAL INSIGHTS: 10 11 • New investment at Ondas Holdings and Ondas Networks • $21.3 million Convertible Notes outstanding at year end 2024 mature in April 2025 and July 2025 • $24.9 million Convertible Notes outstanding at year end mature in December 2026 • $9.6 million of Convertible Notes outstanding at December 2024 has been amortized during 2025 through March 10th B6l6fice Sheet FY 2024 Dec. 31, 2023 Dec. 31 2024 SELECT BALANCE SHEET DATA (Unaudited) ASSETS $ 15,022,000 $ 29,999,321 Cash and restricted cash $ 92,164,682 $ 109,622,288 Total assets LIABILITIES AND STOCKHOLDERS' DEFICIT $ 300,000 $ 1,573,215 Other debt 25,692,505 37,085,208 Convertible notes - current 2,812,156 15,568,216 Convertible notes - long - term $ 28,804,661 $ 54,226,639 Total debt $ 47,108,861 $ 73,677,776 Total liabilities $ 11,920,694 $ 19,361,205 Redeemable noncontrolling interests $ 33,135,127 $ 16,583,307 Total stockholders' equity $ 92,164,682 $ 109,622,288 Total liabilities and stockholders' equity

ONDAS Holdings Inc.
Nasdaq: ONDS

900 MHz – ATCS & dot16 Update

Continuing to support critical comms infrastructure

- Received order from Metra, Chicago's primary rail system, for system-wide upgrade of 900 MHz ATCS network
- Deployment on a Class I in the Chicago area
- Class I Railroads signal intent to build mixed-use, multi-application network in 900 MHz
    - Railroads intend 900 MHz to be both a primary ATCS network, as well as a backup system for the 220 MHz PTC network
    - Railroads plan to move legacy 900 MHz CTC traffic to 220 MHz network in certain locations; a redundant path for ITCM traffic on the new 900 MHz is planned
    - Siemens has informed customers that legacy equipment is no longer available for purchase. Any replacement in the 900 MHz spectrum will be new Airlink BCPs and WCPs
- AAR maintains its commitment to meet 900 MHz transition deadlines, including build-out timeline

ONDAS NETWORKS


RAILROAD CROSSING
3 TRACKS

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ONDAS Holdings Inc.
Nasdaq: ONDS

Strategic Roadmap

Engaging railroads on communications challenges

- Continuing to support deployment of customer networks
  - Migration of multiple networks to new 900 MHz A-Block
- Executing on 220 MHz PTC data radio on behalf of Amtrak
  - Milestones achieved; first prototypes delivered in August
  - Development program to complete in Q1 2025
  - Expect delivery of PTC data radios in Q2 2025
  - Subsequent rollout to other operators in the Northeast Corridor
- Progressing Next Generation Head-of-Train / End-of-Train (NGHE)
  - Technology testing complete
  - Work with HOT/EOT suppliers on integration of our technology
  - Expect commercialization to begin end of 2025
- Delivering communication solutions for big data challenges
  - Engaged with several Class Is on large data transmission challenges

ONDAS NETWORKS



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16 Nasdaq: ONDS Opefiifig Commefits "OAS is positioned as a leader in autonomous defense technology, bringing combat - proven, AI - driven solutions to allied forces. With our advanced platforms and operational expertise, we intend to help shape the future of modern warfare and strengthen national security." - Oshri Lugassi, co - CEO OAS THE DEFENSE - TECH OPPORTUNITY GLOBAL CONFLICTS DOUBLED IN PAST 5 YEARS NEW WARFARE - AGILE THREATS TRADITIONAL CONTRACTORS STRUGGLE WITH INNOVATION TIMELINES URGENT NEED FOR UPDATED DEFENSE SOLUTIONS COMBAT - PROVEN DEFENSE - TECH STARTUPS EMERGING VISION • Lead with Platform Technologies • Leverage Exceptional Talent • Nurture Partner Ecosystem • Drive Global Expansion BORN IN COMBAT – BUILT TO SERVE

Nasdaq: ONDS OAS Upd6te 17 OAS leverages growing investments in defense, homeland security and public safety capabilities • Secured $14.4 million in orders in second half of 2024 for Iron Drone and Optimus for military and homeland security applications • Established programs with major military customer • Advanced Iron Drone Raider capabilities and operational deployments with defense customers • Enhanced both systems to Defense requirements • Growing US Business • Customer pipeline deepening and maturing • Advanced orders with new customers • Completed the training and demo center • Multiple demonstrations and BVLOS waivers secured • Established strategic alliances • Expanding to Europe and Asia • Started demo program for Optimus & Iron Drone • In touch with MoDs, DoD and Militaries and public safety entities

Nasdaq: ONDS Next - Gefi Defefise - Tech Advancing autonomous capabilities with defense end - users • Our strategic orders during 2024 are paving the way for large expansion in the defense and homeland security sectors • The Iron Drone Raider is already operational generating feedback • The Optimus system is in advanced stages of deployment and enhancement • Unparalleled capabilities for a drone - in - a - box in a military environment Use Case Segment Product Purchase Orders Border/Perimeter Security Border/Assets Protection Homeland Security Defense Optimus Iron Drone $5.4M $9.0M 18

ONDAS Holdings Inc.
Nasdaq: ONDS

Market, Customer and Product Expansion

Expansion in all target regiones with key customers and partners in Defense, Homeland Security and Critical operations

- US Market
  - Matured pipeline with key customers in public safety and critical infrastructure
  - Received purchase order from large US water utility on East Coast to deploy Optimus for aerial security and intelligence
  - Announced partnership with Volatus Aerospace to pursue border surveillance opportunities
  - U.S. Coast Guard contract secured for maritime emissions monitoring, supporting EPA Clean Port initiatives
  - New Customer Demonstration & Training Center in Maryland; BVLOS demonstrations in New York, Texas and Massachusetts
- Middle East
  - Renewed and expanded service contract—Target 22 system fleet by end of 2025
  - Potential for expanded commercial use cases in UAE
- Europe Expansion
  - Multiple Optimus & Iron Drone Raider demos for defense & infrastructure clients in Europe, reinforcing Airobotics' regional growth
  - Airobotics expanded in Europe via reseller partnerships with HHLA Sky & C-Astral Aerospace and others.

19

ONDAS Holdings Inc.
Nasdaq: ONDS

Outlook for 2025

Positioned for a record year in 2025

- Expect to deliver on our $10 million backlog
- Expect a record year for bookings
  - Expand existing programs with military customer and in UAE
  - Secure new military customers
  - Secure new critical infrastructure and public safety customers
- Expect $25 million for revenue in 2025 – a record year!
  - OAS revenue outlook raised to at least $20 million from $15 – 18 million
  - Expect some growth Ondas Networks; visibility on ramp low

Expanded Programs

Expanded Customer Base

Growing Operational Scale

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Q&A Fourth Quarter & Full Year 2024 Earnings Release Cop yright 2025. All rights reserved. NASDAQ: ONDS | March 12, 2025

Nasdaq: ONDS Appefidix (1) See the “Non - GAAP Financial Measures” section below. 22 Year Ended December 31, Three Months Ended December 31, ADJUSTED EBITDA RECONCILIATION 2023 2024 2023 2024 (Unaudited) $ (44,844,872) $ (38,007,757) $ (14,138,774) $ (10,335,669) Net Loss 844,833 602,304 196,209 177,667 Depreciation Expense 5,115,572 3,398,453 1,492,839 1,817,865 Other Income (Expense), net 4,147,092 4,220,436 1,043,501 1,058,707 Amortization of Intangible Assets 4,011,305 4,011,305 Impairment Charge 1,047,398 1,265,185 411,048 276,502 Stock Based Compensation $ (29,678,672) $ (28,521,379) $ (6,983,872) $ (7,004,928) Adjusted EBITDA (1) Year Ended December 31, Three Months Ended December 31, Cash Operating Expense Reconciliation 2023 2024 2023 2024 (Unaudited) $ 46,110,474 $ 34,954,487 $ 14,373,559 $ 9,401,304 Total Operating Expense 844,833 602,304 196,209 177,667 Depreciation Expense 4,147,092 4,220,436 1,043,501 1,058,707 Amortization of Intangible Assets 4,011,305 4,011,305 Impairment Charge 1,047,398 1,265,185 411,048 276,502 Stock Based Compensation $ 36,059,846 $ 28,866,562 $ 8,711,496 $ 7,888,428 Total Cash Operating Expense

23 Nasdaq: ONDS As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of Earnings (Loss) before interest, depreciation, amortization, stock - based compensation and taxes (“Adjusted EBITDA”) and cash operating expenses, the non - GAAP financial measures contained in this presentation to the most directly comparable measures under GAAP, which reconciliations are set forth in the tables included in the Appendix of this presentation . We believe that Adjusted EBITDA and cash operating expenses facilitate the analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, the Company’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate Adjusted EBITDA and cash operating expenses differently, and therefore our measures may not be comparable to similarly titled measures used by other companies . Adjusted EBITDA and cash operating expenses should only be used as supplemental measures of our operating performance . We believe that Adjusted EBITDA improves comparability from period to period by removing the impact of our asset base (depreciation and amortization) and other adjustments as set out in the tables included in the Appendix of this presentation, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that cash operating expenses is useful to manage expenses as it excludes non - cash items (depreciation expense, amortization expense and stock - based compensation expense) that may obscure our underlying business performance . Management uses Adjusted EBITDA and cash operating expenses in making financial, operating and planning decisions and evaluating the Company's ongoing performance . Nofi - GAAP Fifi6fici6l Me6sures

Nasdaq: ONDS 24 Copyright 2025. All rights reserved. NASDAQ: ONDS | March 12, 2025 THANK YOU